Exhibit 99.1
GATX Corporation November 2005 NYSE: GMT

NYSE: GMT Forward-Looking Statements Certain statements may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements are identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," or "project" and similar expressions. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Risks and uncertainties include, but are not limited to general economic conditions; lease rates, utilization levels and operating costs in GATX's primary asset segments; conditions in the capital markets; changes in GATX's or GATX Financial Corporation's credit ratings; dynamics affecting companies within the markets served by GATX; regulatory rulings that may impact the economic value and operating costs of assets; competitive factors in GATX's primary markets including lease pricing and asset availability; changes in loss provision levels within GATX's portfolio; impaired asset charges that may result from changing market conditions or portfolio management decisions implemented by GATX; the outcome of pending or threatened litigation and general market conditions in the rail, air, marine and other large-ticket industries. Other factors and unanticipated events could adversely affect our business operations and financial performance. We discuss certain of these matters more fully, as well as certain risk factors that may affect our business operations, financial condition and results of operations, in our filings with the SEC, including our Annual Report on Form 10-K. These risks, uncertainties and other factors should be carefully considered in evaluating the forward-looking statements. The forward-looking statements included in this presentation are made only as of the date of this release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

GATX Corporation GATX Corporation provides lease financing and related services to customers operating rail, air, marine and other targeted assets. GATX also: Provides an attractive risk-adjusted return to shareholders Is an excellent operator focused on providing quality services to customers Provides clear direction and challenging opportunities to employees pg. 2

GATX Corporate History Founded in 1898 as a railcar lessor Listed on NYSE in 1916 Initiated quarterly dividends in 1919; paid without interruption since that point Added (and divested) diversified industrial, financial and leasing businesses through the years Railcar leasing remains the most valuable franchise business pg. 3

Strategic Initiatives Leading market position Deep asset knowledge Long-lived, large ticket asset concentration Service orientation Maintenance, engineering, training, administration and remarketing services Steady growth opportunities Focus on franchise businesses characterized by: pg. 4

Asset Mix Rail Air Specialty Corporate/Other by NBV 57 30 7 6 $6.7 billion NBV (on and off balance sheet) as of 9/30/05 pg. 6

Business Profile Operating Leases Loans Finance Leases Joint Ventures Other Distribution of Assets 0.73 0.01 0.05 0.12 0.09 Transportation Other Distribution of Assets 0.95 0.05 GATX focuses almost entirely on the leasing business. As an operating lessor, GATX owns hard assets which are placed on lease to customers. GATX's focus is in the transportation sector, comprising 95% of all assets. as of 9/30/05 pg. 7

GATX Rail One of the largest railcar and locomotive lessors in North America A leading North American tank car lessor Own, manage or have interest in 168,000 railcars worldwide Expanding international presence with over 40,000 cars Leading service provider to shippers in chemical, petroleum, and food industries Over 850 customers Strong credit profile Service-intensive business Repair, maintenance, tracking, training, engineering support pg. 8

GATX Worldwide Fleet Tank Cars Covered Hoppers Boxcars & Gondolas Open Hoppers Auto Racks Intermodal Other GATX Worldwide Owned Fleet (excl Spf) 78825 26310 6973 3983 1236 520 8067 GATX Rail Worldwide Owned Fleet 126,000 railcars as of 12/31/04 pg. 9 Approximately 60 different types of tank cars

North American Tank Car Market Share Stable marketplace Significant barriers to entry Industries served: Chemical Petroleum Food & Agriculture GATX Union Tank Car GE Railcar Other Lease Market 32 36 17 15 Umler Estimate as of 12/31/04 pg. 10 pg. 10

1996 1997 1998 1999 2000 2001 2002 2003 2004 2005E All Commodities 20293 20547 20779 20682 20634 20435 20148 20207 20904 21352 North American Rail Market 1998 1999 2000 2001 2002 2003 2004 2005 Q1 63453 55680 30825 19991 6443 24055 42242 59416 Q2 63120 43456 28176 14452 9281 33383 51446 60544 Q3 69858 36811 26218 11888 14491 31858 61052 60986 Q4 66390 33142 22648 8089 18402 33967 58677 Source: Association of American Railroads (AAR) - combined US and Canada originated carloads, excluding intermodal and Railway Supply Institute (RSI) Carloads Originated - U.S. & Canada Railcar Manufacturing Backlog Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 pg. 11 Q1 Q2 Q3 Q4

GATX Fleet Utilization 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Q1'05 Q2'05 Q3'05 Utilization 0.91 0.93 0.95 0.95 0.93 0.92 0.93 0.95 0.95 0.95 0.96 0.95 0.94 0.92 0.9 0.9 0.93 0.98 0.98 0.98 0.98 Source: GATX Rail (North American Owned Fleet) pg. 12 Utilization (%)

GATX Rail Key Initiatives Capitalize on strengthening market and maximize value of existing fleet Grow core railcar and locomotive fleets Secondary market acquisitions Sale/leaseback with customers Drive lease rates higher Execute rail maintenance efficiency initiatives Enhance European business performance pg. 13

GATX Air One of the largest commercial aircraft operating lessors/managers worldwide Focus on narrowbody aircraft Weighted average age of aircraft portfolio is 6 years 100% utilization Geographically diverse customer base pg. 14

GATX Owned Aircraft A320 Family B737 Family B757 B717 Regionals Other NBV of Owned Aircraft 55 34 7 2 1 1 NBV of Owned Aircraft pg. 15 Europe South America North America Asia Middle East Africa East 0.47 0.14 0.08 0.13 0.15 0.03 NBV of Aircraft on Lease Aircraft Investment by Aircraft Type Aircraft by Region as of 9/30/05

GATX's Aircraft Investments vs. Aircraft Stored Worldwide as of 9/30/05 Source: Airclaims CASE Database & GATX Units in Storage Worldwide GATX NBV ($millions) Aircraft Boeing 727 Boeing 767 Dash-8 Boeing 737 (JT8D) Boeing 747 BAE 146 Fokker 100 Airbus A300 Airbus A310 Embraer ERJ-145 MD-80 Airbus A319 Boeing 717 Airbus A321 Boeing 737 (CFMI) Boeing 757 Boeing 737 (NG) Airbus A320 Units in Storage Worldwide 384 79 62 237 131 55 84 34 22 19 139 7 0 3 59 36 17 11 GATX NBV (w/Pembroke) 0 0 0 0 0 0 1.62 11.12 0 10.604 3.4 47.19 44.693 130.168 133.806 125.984 528.11 897.286

Utilization as of 9/30/05 100% Aircraft on Lease

GATX Air Key Initiatives Maintain high fleet utilization Drive lease rates higher where possible Expand aircraft management platform and partnered assets partnered assets partnered assets partnered assets partnered assets pg. 18

GATX Specialty Finance Portfolio of Diversified Assets Owned - $429 million Managed - $560 million Major source of remarketing gains and secondary market activity pg. 19

Owned Portfolio Marine Rail Aircraft Mining, Construction & Oilfield Equipment Production Equipment Venture Other Owned Portfolio 38 5 9 8 4 6 30 NBV = $429 mm as of 9/30/05 pg. 20

Owned Portfolio Key Initiatives Shipping and Marine Investments in new builds Opportunistic investments or financings of marine-related assets Investment in Select Asset Classes Industrial equipment Leverage GATX knowledge and expertise pg. 21

Managed Portfolios Marine Aircraft Power Rail Other Managed Portfolio 4 30 37 28 1 NBV = $560 mm as of 9/30/05 Portfolios managed on behalf of third-party owners Leverage asset/industry experience Natural extension of customer/partner relationship No GATX investment Remarketing upside potential pg. 22

Financial Highlights Solid cash flow generation Disciplined pursuit of select investment opportunities Maintain conservative balance sheet pg. 23

Financial Highlights 2000 2001 2002 2003 2004 Portfolio Investments and Capital Expenditures 1499 1360 1018 629 760 2000 2001 2002 2003 2004 Cash from Continuing Operations 209 99 209 267 302 Portfolio Proceeds 472 727 689 541 356 pg. 24 Portfolio Investments and Capital Expenditures Cash from Continuing Operations and Portfolio Proceeds $ Millions $ Millions

2000 2001 2002 2003 2004 1Q'05 2Q'05 3Q'05 Adjusted Recourse Debt/Equity + Loss Reserves 5.3 4.3 5 4.4 3.5 3.4 3.3 3.1 Financial Highlights 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 GATX Credit Spreads 165 210 205 200 215 220 230 268 270 273 290 300 280 325 315 309 320 597 853 853 600 631 568 469 422 448 489 507 573 636 700 775 663 543 747 833 658 535 556 458 415 364 312 289 207 200 195 195 185 175 195 205 200 180 175 165 145 120 120 110 90 110 115 110 100 100 100 Recourse Leverage* GATX Credit Spreads 5-year Credit Spreads (bps) * Adjusted Recourse Debt/Equity + Loss Reserves pg. 25

Portfolio Quality 2000 2001 2002 2003 2004 YTD 2005 Net Charge-offs & Impairments 41.6 187.8 94.4 67.2 13.4 8 pg. 26 $ Millions Net Charge Offs and Asset Impairments

Capitalizing on Strengths Grow the Rail franchise GATX's most valuable franchise Strong market identity Excellent long-term customer relationships Improve return in Air by managing aircraft Grow Specialty Finance through disciplined investment in targeted assets pg. 27

Summary Tested in recent years, but strengths of company were proven Excellent asset base Strong market position Deep asset expertise Better positioned for more stable growth pg. 28

Appendix

Non-GAAP Disclosure Reconciliation Non-GAAP Disclosure Reconciliation